UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2020

ANTARES PHARMA, INC.

(Exact name of registrant specified in its charter)

Delaware	1-32302	41-1350192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Princeton South, Suite 300, Ewing, NJ		08628
(Address of Principal Executive Offices)		(Zip Code)

(609) 359-3020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATRS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 15, 2020, Antares Pharma, Inc. (the “Company”) entered into a Second Amendment (the “Second Amendment”) to its Loan and Security Agreement dated June 6, 2017 (the “Original Loan Agreement”), as amended by the First Amendment to Loan and Security Agreement dated June 26, 2019 (the “First Amendment” and, the Original Loan Agreement, as amended by the First Amendment, the “Loan Agreement”), with Hercules Capital, Inc., as a lender and agent for the several banks and other financial institutions or entities from time to time party thereto.

Under the Loan Agreement, the first tranche of $25.0 million was funded upon execution of the Original Loan Agreement in June 2017, and an additional $15.0 million tranche loan (the “Tranche II Loan”) was funded in June 2019 upon the signing of the First Amendment. In addition, the Company may, but is not obligated to, request one or more additional advances of at least $5.0 million, not to exceed $10.0 million in the aggregate (the “Tranche III Loan”), during the period between January 1, 2020 and September 15, 2020. The maturity date for the existing term loan under the Loan Agreement is July 1, 2022, which may be extended to July 1, 2024 contingent upon satisfaction of a certain loan extension milestone.

The sole change under the Second Amendment is to extend the period during which the Company may request advances under the Tranche III Loan to October 31, 2020.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.03.Creation of a Direct Financial Obligation of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K pertaining to the Loan Agreement and the Second Amendment is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Second Amendment to Loan and Security Agreement, dated September 15, 2020, by and among Antares Pharma, Inc., Hercules Capital, Inc., and the several banks and other financial institutions or entities from time to time party to the Loan Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES PHARMA, INC.

Date:	September 21, 2020	By:	/s/ Peter J. Graham
		Name:	Peter J. Graham
		Title:	Executive Vice President, General Counsel, Chief Compliance Officer, Human Resources and Secretary